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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 29, 2008

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                             CHURCHILL VENTURES LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           DELAWARE                       001-33327              20-5113856
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                              50 REVOLUTIONARY ROAD
                           SCARBOROUGH, NEW YORK 10510

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 762-2553

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with its application to list its securities on the American Stock Exchange ("AMEX"), Churchill Ventures Ltd. (the "COMPANY") provided an undertaking to the Amex that it would amend the composition of its board of directors and its audit committee by March 1, 2008 to come into full compliance with the Amex's listing rules requiring a majority of independent directors and an audit committee composed solely of independent directors.

In accordance with such undertaking, the Company hereby announces that Elizabeth O'Connell, a non-independent director and the Company's Chief Financial Officer, has resigned from the board of directors and the audit committee effective February 29, 2008, and that Nir Tarlovsky, a non-independent director and the Company's Executive Vice President, Business Development, has resigned from the board of directors effective February 29, 2008. Both Ms. O'Connell and Mr. Tarlovsky will continue in their positions as executive officers.

On February 29, 2008, the board of directors filled the vacancies left by Ms. O'Connell and Mr. Tarlovsky by appointing two new independent directors, Mark Hirschhorn and Yair Segev. Messrs. Hirschhorn and Segev shall both serve as members of the audit committee (which Mr. Segev will chair) and the nominating and compensation committee. They are each "financially literate" as defined under the American Stock Exchange's listing standards, and they each qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission. As a result of the changes in the board of directors announced in this report, the Company's board of directors is composed of a majority of independent directors and its committees are composed entirely of independent directors.

Effective February 29, 2008, Gerhard Weisschadel also resigned from the Company's board of directors. Mr. Weisschadel is a partner in a private equity firm based in Zug, Switzerland, and he has informed us that he would like to devote more time to such private equity firm.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2008                     CHURCHILL VENTURES LTD.

                                        By: /s/ Itzhak Fisher
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                                        Name:   Itzhak Fisher
                                        Title:  Chairman
                                                (Principal Executive Officer)